================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

       Date of Report (Date of earliest event reported): December 11, 1997

               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                   333-27355                   13-3526694
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)

    One New York Plaza                                             10292
    New York, New York                                           (Zip Code)
  (Address of Principal
    Executive Offices)

       Registrant's telephone number, including area code: (212) 778-1000

                                    No Change
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

     Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Prudential Securities Secured Financing Corporation registered issuances of up to $1,500,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-27355) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Wilshire Mortgage Loan Trust 1997-2 (the "Trust") issued approximately $127,505,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 1997-2 (the "Certificates"), on December 11, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of November 1, 1997, between Prudential Securities Secured Financing Corporation, Wilshire Servicing Corporation, in its capacity as servicer (the "Servicer"), and Bankers Trust Company of California N.A., in its capacity as trustee (the "Trustee"). The Certificates consist of ten classes of senior Certificates, the Class A-1 Certificates (the "Class A-1 Certificates"), the Class A-2 Certificates (the "ClassA-2 Certificates"), the Class A-3
Certificates (the "Class A-3 Certificates"), the Class A-4 Certificates (the "Class A-4 Certificates"), the Class A-5 Certificates (the "Class A-5 Certificates"), the Class A-6 Certificates (the "Class A-6 Certificates"), the Class A-7 Certificates (the "Class A-7 Certificates"), the Class M-1 Certificates (the "Class M-1 Certificates"), the Class M-2 Certificates (the "Class M-2 Certificates") and the Class M-3 Certificates (the "Class M-3 Certificates") (collectively the "Offered Certificates"), two classes of subordinated Certificates, the Class B Certificates (the "Class B Certificates") and the Class C Certificates (the "Class C Certificates") (together the "Subordinate Certificates"), and one class of residual certificates, the Class R Certificates (the "Class R Certificates"). Only the Offered Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

     The assets of the Trust consist primarily of fixed- and adjustable-rate, closed-end, monthly pay, generally fully amortizing, mortgage loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of one-to-four family residential properties.

                  Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A-1 Certificates and the Class A-6 Certificates are variable. The Pass-Through Rates for the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-7 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates are 6.650%, 6.720%, 6.865%, 7.255%, 6.835%, 7.180%, 7.425% and 7.770% per annum, respectively.

                  The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates, the Class A-7 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates have original Certificate Principal Balances of $36,217,000, $10,000,000, $12,000,000, $12,000,000,

$10,000,000,  $16,302,000,  $8,912,000,  $8,236,000,  $7,578,000 and $6,260,000.
respectively.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated June 10, 1997 and the Prospectus Supplement dated December 4, 1997 filed pursuant to Rule 424(b) (5) of the Act on December 16, 1997.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

     1.1 Underwriting Agreement, dated December 4, 1997, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

     4.1 Pooling and Servicing Agreement, dated as of November 1, 1997, between Prudential Securities Secured Financing Corporation, Wilshire Servicing Corporation, as servicer, WMFC 1997-2 Inc. as unaffiliated seller, and Bankers Trust Company of California N.A., as trustee.

     4.2 Unaffiliated Seller's Agreement, dated as of November 1, 1997, among Prudential Securities Secured Financing Corporation, and WMFC 1997-2, Inc. and Wilshire Servicing Corporation.

     20.1 Tax opinion of Dewey Ballantine L.L.P.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PRUDENTIAL  SECURITIES SECURED
                                                     FINANCING  CORPORATION
                                                     As Depositor  and  on
                                                     behalf of Wilshire
                                                     Mortgage Loan Trust 1997-2
                                                     Registrant


                                                   By:/s/
                                                      --------------------------
                                                      Name:
                                                      Title:

Dated: December 26, 1997

                                  EXHIBIT INDEX

      Exhibit No.        Description
      -----------        -----------
          1.1            Underwriting Agreement, dated December 4, 1997, between
                         Prudential Securities Secured Financing Corporation and
                         Prudential Securities Incorporated.

          4.1 Pooling and Servicing Agreement, dated as of November 1, 1997, between Prudential Securities Secured Financing Corporation, Wilshire Servicing Corporation, as servicer, WMFC 1997-2 Inc. as unaffiliated seller, and Bankers Trust Company of California N.A., as trustee.

          4.2 Unaffiliated Seller's Agreement, dated as of November 1, 1997, among Prudential Securities Secured Financing Corporation, and WMFC 1997-2, Inc. and Wilshire Servicing Corporation.

          20.1           Tax opinion of Dewey Ballantine L.L.P.